                               PAPER WAREHOUSE, INC.
                         1998 EMPLOYEE STOCK PURCHASE PLAN

1.     PURPOSE.

       The purpose of this 1998 Employee Stock Purchase Plan (the "Plan") is to advance the interests of Paper Warehouse, Inc. (the "Company") and its shareholders by providing Eligible Employees of the Company and its Participating Subsidiaries with an opportunity to acquire an ownership interest in the Company through the purchase of Common Stock of the Company on favorable terms through payroll deductions. The Company intends that the Plan qualify as an "employee stock purchase plan" under Section 423 of the Code. Accordingly, provisions of the Plan will be construed so as to extend and limit participation in a manner consistent with the requirements of Section 423 of the Code.

2.     DEFINITIONS.

       2.1    "BOARD" means the Board of Directors of the Company.

       2.2 "CHANGE IN CONTROL" means an event described in Section 9.1 of the Plan.

       2.3    "CODE" means the Internal Revenue Code of 1986, as amended.

       2.4 "COMMITTEE" means the group of individuals administering the Plan, as provided in Section 3 of the Plan.

       2.5 "COMMON STOCK" means the common stock, par value $0.01 per share, of the Company, or the number and kind of shares of stock or other securities into which such common stock may be changed in accordance with Section 4.3 of the Plan.

       2.6 "COMPENSATION" means all gross cash compensation (including wage, salary, incentive, bonus, commission and overtime earnings) paid by the Company or any Participating Subsidiary to a Participant, including amounts that would have constituted compensation but for a Participant's election to defer or reduce compensation pursuant to any deferred compensation, cafeteria, capital accumulation or any other similar plan of the Company; provided, however, that the Committee, in its sole discretion, may expand or limit the amounts that will be deemed compensation for purposes of the Plan in such manner as it deems appropriate.

       2.7 "ELIGIBLE EMPLOYEE" means any employee of the Company or a Participating Subsidiary who, with respect to any Offering Period, has been continuously employed by the Company or a Participating Subsidiary for at least one year prior to the Offering Commencement Date for such Offering Period. With respect to a Subsidiary that has been acquired by the Company and designated as a Participating Subsidiary or a Subsidiary that is otherwise subsequently designated by the Committee as a Participating Subsidiary, the period of employment of employees of such Participating Subsidiary occurring prior to the time of such acquisition or designation will be included for purposes of determining whether an employee has been employed for the requisite period of time under the Plan.

       2.8 "EXCHANGE ACT" means the Securities Exchange Act of 1934, as amended.

       2.9 "FAIR MARKET VALUE" means, with respect to the Common Stock, as of any date (or, if no shares were traded or quoted on such date, as of the next preceding date on which there was such a trade or quote) (a) the mean between the reported high and low sale prices of the Common Stock if the

Common Stock is listed, admitted to unlisted trading privileges or reported on any foreign or national securities exchange or on the Nasdaq National Market or an equivalent foreign market on which sale prices are reported; (b) if the Common Stock is not so listed, admitted to unlisted trading privileges or reported, the closing bid price as reported by the Nasdaq SmallCap Market, OTC Bulletin Board, National Quotation Bureau, Inc. or other comparable service; or
(c) if the Common Stock is not so listed or reported, such price as the Committee determines in good faith in the exercise of its reasonable discretion.

       2.10 "OFFERING COMMENCEMENT DATE" means the first day of an Offering Period.

       2.11 "OFFERING PERIOD" means any of the offerings to Participants of Options under the Plan, each continuing for six months, as described in Section 6 of the Plan.

       2.12   "OFFERING TERMINATION DATE" means the last day of an Offering
Period.

       2.13 "OPTION" means a right to purchase shares of Common Stock granted to a Participant in connection with an Offering Period pursuant to Section 7 of the Plan.

       2.14 "OPTION PRICE" means, with respect to any Offering Period, the lower of (a) 85% of the Fair Market Value of one share of Common Stock on the Offering Commencement Date, or (b) 85% of the Fair Market Value of one share of Common Stock on the Offering Termination Date.

       2.15 "PARTICIPANT" means an Eligible Employee who elects to participate in the Plan pursuant to Section 5 of the Plan.

       2.16 "PARTICIPATING SUBSIDIARY" means a Subsidiary that has been designated by the Committee from time to time, in its sole discretion, as a corporation whose Eligible Employees may participate in the Plan.

       2.17   "SECURITIES ACT" means the Securities Act of 1933, as amended.

       2.18 "SUBSIDIARY" means any subsidiary corporation of the Company within the meaning of Section 424(f) of the Code.

       2.19 "TERMINATION OF EMPLOYMENT" means a Participant's complete termination of employment with the Company and all Participating Subsidiaries for any reason, including death, disability or retirement. In the event that a Participant is in the employ of a Participating Subsidiary and the Participating Subsidiary ceases to be a Participating Subsidiary of the Company for any reason, such event will be deemed a termination of employment unless the Participant continues in the employ of the Company or another Participating Subsidiary.

3.     ADMINISTRATION.

       The Plan will be administered by the Board or by a Committee of the Board. So long as the Company has a class of its equity securities registered under Section 12 of the Exchange Act, the Plan will be administered by a Committee of the Board consisting of at least two members of the Board who are "non-employee directors" within the meaning of Rule 16b-3 under the Exchange Act. Such a Committee will act by majority approval of the members (but may also take action with the written consent of a majority of the members of such Committee), and a majority of the members of such a Committee will constitute a quorum. As used in the Plan, "Committee" will refer to the Board or to such a Committee, if established. To the extent consistent with corporate law, the Committee may delegate to any officer of the Company the duties, power and authority of the Committee under the Plan pursuant to such conditions or limitations as the Committee may establish; provided, however, that only the Committee may exercise such duties, power and authority with respect to Participants who are subject to Section 16 of the Exchange Act. The Committee may exercise its duties, power and authority under the Plan in its sole discretion without the consent of any Participant or other party, unless the Plan specifically provides otherwise. Each determination, interpretation or other action made or taken by the Committee pursuant to the provisions of the Plan will be final, conclusive and binding for all purposes and on all persons, including, without limitation, the Company, the shareholders of the Company, the Participants and their respective successors-in-interest. No member of the Committee will be liable for any action or determination made in good faith with respect to the Plan or any Option granted under the Plan.


4.     SHARES AVAILABLE FOR ISSUANCE; ADJUSTMENTS FOR CERTAIN EVENTS.

       4.1 MAXIMUM NUMBER OF SHARES AVAILABLE. Subject to adjustment as provided in Section 4.3 of the Plan, the maximum number of shares of Common Stock that will be available for issuance under the Plan will be one hundred fifty thousand (150,000) shares of Common Stock. If the total number of shares of Common Stock that would otherwise be issuable upon the exercise of Options granted pursuant to Section 7 of the Plan on any Offering Termination Date exceeds the number of shares then available for issuance under the Plan, the Committee will make a pro rata allocation of the shares of Common Stock remaining available for issuance under the Plan in as uniform and equitable a manner as it deems appropriate.

       4.2 ACCOUNTING FOR OPTIONS. Shares of Common Stock that are issued under the Plan or that are subject to outstanding Options will be applied to reduce the maximum number of shares of Common Stock remaining available for issuance under the Plan. Any shares of Common Stock that are subject to an Option that is terminated unexercised will automatically again become available for issuance under the Plan.

       4.3 ADJUSTMENTS TO SHARES AND OPTIONS. In the event of any reorganization, merger, consolidation, recapitalization, liquidation, reclassification, stock dividend, stock split, combination of shares, rights offering, divestiture or extraordinary dividend (including a spin-off) or any other change in the corporate structure or shares of the Company, the Committee (or, if the Company is not the surviving corporation in any such transaction, the board of directors of the surviving corporation) will make appropriate adjustment (which determination will be conclusive) as to the number and kind of securities or other property (including cash) available for issuance or payment under the Plan and, in order to prevent dilution or enlargement of the rights of Participants, the number and kind of securities or other property (including cash) subject to, and the exercise price of, outstanding Options.

5.     PARTICIPATION; PAYROLL DEDUCTIONS.

       5.1 PARTICIPATION. Participation in the Plan is voluntary and is not a condition of employment. Eligible Employees may elect to participate in the Plan, beginning with the first Offering Period to commence after such person becomes an Eligible Employee, by properly completing a subscription agreement authorizing payroll deductions on the form provided by the Company and filing the participation form with the Company's Human Resources Department not later than the 1st day of the month immediately preceding the Offering Commencement Date of the first Offering Period in which the Participant wishes to participate. An Eligible Employee who elects to participate with respect to an Offering Period will be deemed to have elected to participate in each subsequent Offering Period, unless


                                          3
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such Participant properly completes and files a notice of withdrawal form in the manner described in Section 8.1 of the Plan.

       5.2 LIMITATION ON PARTICIPATION. Notwithstanding any provisions of the Plan to the contrary, an Eligible Employee may not participate in the Plan and will not be granted an Option under the Plan if, immediately after the grant of such Option, such Eligible Employee (or any other person whose stock ownership would be attributed to such Eligible Employee pursuant to Section 424(d) of the Code) would own stock or options possessing 5% or more of the total combined voting power or value of all classes of stock of the Company or of its "Parent" or "Subsidiary" corporations (within the meaning of Section 424 of the Code).

       5.3    PAYROLL DEDUCTIONS.

              (a) By completing and filing a participation form, a Participant will elect to have payroll deductions made from such Participant's total Compensation (in whole dollar amounts, provided, however, that such dollar amounts may not exceed 15%, or such other maximum percentage as the Committee may from time to time establish, of the Participant's total Compensation) on each payday during the time he or she is a Participant in the Plan in such amount as such Participant designates on the participation form.

              (b) All payroll deductions authorized by a Participant will be credited as of each payday to an account established under the Plan for the Participant. Such account will be solely for bookkeeping purposes, no separate fund, trust or other segregation of such amounts will be established or made and the amounts represented by such account will be held as part of the Company's general assets, usable for any corporate purpose. A Participant may not make any separate cash payment or contribution to such Participant's account. No interest will accrue on amounts held in such accounts under the Plan.

              (c) A Participant may increase or decrease the amount of his or her payroll deductions under the Plan (subject to such limitations on the frequency of such changes as may be imposed by rules adopted by the Committee from time to time) by properly completing an amended participation form and filing it with the Company's Human Resources Department not less than 30 days prior to the commencement of the pay period for which such change in payroll deductions is to be effective or, with respect to commissions, bonuses or other Compensation that is indeterminate and subject to performance goals or criteria, not less than 10 days prior to the date that such performance related Compensation is paid.

              (d) A Participant may withdraw from participation in the Plan at any time as provided in Section 8.1 of the Plan.

6.     OFFERING PERIODS.

       Options to purchase shares of Common Stock will be offered to Participants under the Plan through a continuous series of Offering Periods, each continuing for six months, and each of which will commence on February 1 and August 1 of each year, as the case may be, and will terminate on July 31 and January 31 of such year, as the case may be. The first Offering Period will commence on August 1, 1999 and terminate on January 31, 2000. Offering Periods under the Plan will continue until either (a) the Committee decides, in its sole discretion, that no further Offering Periods will be made because the Common Stock remaining available under the Plan is insufficient to make an Offering to all Eligible Employees, or (b) the Plan is terminated in accordance with Section 13 below.



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7.     OPTIONS.

       7.1 GRANT OF OPTIONS. With respect to any Offering Period, each Participant participating in such Offering Period will be granted, by operation of the Plan on the Offering Commencement Date for such Offering Period, an Option to purchase (at the Option Price) as many full shares of Common Stock as such Participant will be able to purchase with the accumulated payroll deductions credited to such Participant's account during such Offering Period plus the balance (if any) carried forward from the Participant's payroll deduction account from the preceding Offering Period.

       7.2 LIMITATIONS ON PURCHASE. Notwithstanding Section 7.1 or any other provision of the Plan to the contrary, the number of shares of Common Stock that may be purchased under the Plan will be limited as follows:

              (a) No Participant may purchase more than 5,000 shares of Common Stock under the Plan in any given Offering Period; and

              (b) No Participant may be granted an Option that permits such Participant to purchase Common Stock under the Plan and any other "employee stock purchase plans" (within the meaning of Section 423 of the Code) of the Company and its Subsidiaries to accrue (I.E., become exercisable) at a rate that exceeds $25,000 of the Fair Market Value of such shares of Common Stock (determined at the time such Option is granted) for each calendar year in which such Option is outstanding at any time.

       7.3    EXERCISE OF OPTIONS.

              (a)    Unless a Participant withdraws from the Plan as provided in
       Section 8.1 of the Plan, the Participant's Option for the purchase of shares of Common Stock granted with respect to an Offering Period will be exercised automatically at the Offering Termination Date of such Offering Period for the purchase of the number of full shares of Common Stock that the accumulated payroll deductions in such Participant's account as of such Offering Termination Date will purchase at the applicable Option Price.

              (b) A Participant may only purchase one or more full shares in connection with the automatic exercise of an Option granted for any Offering Period. The portion of any balance remaining in a Participant's payroll deduction account at the close of business on the Offering Termination Date of any Offering Period that is less than the purchase price of one full share of Common Stock will be carried forward into the Participant's payroll deduction account for the following Offering Period. In no event, however, will the balance carried forward be equal to or greater than the purchase price of one full share of Common Stock on the Offering Termination Date of an Offering Period.

              (c) No Participant (or any person claiming through such Participant) will have any interest in any Common Stock subject to an Option under the Plan until such Option has been exercised, at which point such interest will be limited to the interest of a purchaser of the Common Stock purchased upon such exercise pending the delivery of such Common Stock.

              (d) As promptly as practicable after the Offering Termination Date of each Offering Period, the Company will issue the shares of Common Stock purchased upon exercise of such Participant's Option granted for such Offering Period, registered in the name of the Participant or, if the Participant so directs on his or her Participation Form, in the names of the Participant and his or her spouse. The Committee may determine, in its sole discretion, the manner of delivery of shares of Common Stock purchased under the Plan, which may be by electronic account entry into new or existing brokerage or other accounts, delivery of physical stock certificates or such other means as the Committee deems appropriate.

8.     WITHDRAWAL FROM PLAN.

       8.1 VOLUNTARY WITHDRAWAL. A Participant may, at any time on or before 5:00 p.m., Minnesota time, on the first day of the last month of an Offering Period, terminate his or her participation in the Plan and withdraw all, but not less than all, of the payroll deductions credited to such Participant's account under the Plan by giving written notice to the Company's Human Resources Department. Such notice must state that the Participant wishes to terminate his or her participation in the Plan and request the withdrawal of all of the Participant's payroll deductions held under the Plan. All of the Participant's payroll deductions credited to his or her account will be paid to such Participant as soon as practicable after receipt of the notice of withdrawal, such Participant's Option for such Offering Period will automatically be canceled and will no longer be exercisable, and no further payroll deductions for the purchase of shares of Common Stock under the Plan will be made.

       8.2    TERMINATION OF EMPLOYMENT.

              (a) Upon the Termination of Employment of a Participant at any time, the payroll deductions credited to such Participant's account will be paid to such Participant as soon as practicable after the effective date of such Termination of Employment (or, in the case of death, to the person or persons entitled thereto under Sections 10 and 11.3 of the
       Plan), such Participant's Option for the current Offering Period will automatically be canceled and will no longer be exercisable, and no further payroll deductions for the purchase of shares of Common Stock under the Plan will be made.

              (b) Unless the Committee otherwise determines in its sole discretion, a Participant's employment will, for purposes of the Plan, be deemed to have terminated on the date recorded on the personnel or other records of the Company or the Participating Subsidiary for which the Participant provides employment, as determined by the Committee in its sole discretion based upon such records.

       8.3    EFFECT OF WITHDRAWAL.  A Participant's withdrawal pursuant to
Section 8.1 of the Plan will not have any effect upon such Participant's eligibility to participate in a subsequent Offering Period (so long as such Participant completes and files a new Participation Form pursuant to Section 5 of the Plan) or in any similar plan that may hereafter be adopted by the Company.

9.     CHANGE IN CONTROL.

       9.1 CHANGE IN CONTROL. For purposes of this Section 9, a "CHANGE IN CONTROL" of the Company will mean the following:

              (a) the sale, lease, exchange or other transfer, directly or indirectly, of substantially all of the assets of the Company (in one transaction or in a series of related transactions) to a person or entity that is not controlled by the Company;

              (b) the approval by the shareholders of the Company of any plan or proposal for the liquidation or dissolution of the Company;

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              (c)    any person becomes after the effective date of the Plan the
       "beneficial owner" (as defined in Rule 13d-3 under the Exchange Act), directly or indirectly, of (i) 20% or more, but less than 50%, of the combined voting power of the Company's outstanding securities ordinarily having the right to vote at elections of directors, unless the transaction resulting in such ownership has been approved in advance by the Continuity Directors (as defined in Section 9.2 below), or (ii) 50% or more of the combined voting power of the Company's outstanding securities ordinarily having the right to vote at elections of directors (regardless of any approval by the Continuity Directors);

              (d) a merger or consolidation to which the Company is a party if the shareholders of the Company immediately prior to effective date of such merger or consolidation have "beneficial ownership" (as defined in Rule 13d-3 under the Exchange Act), immediately following the effective date of such merger or consolidation, of securities of the surviving corporation representing (i) less than 80%, but more than 50%, of the combined voting power of the surviving corporation's then outstanding securities ordinarily having the right to vote at elections of directors, unless such merger or consolidation has been approved in advance by the Continuity Directors, or (ii) 50% or less of the combined voting power of the surviving corporation's then outstanding securities ordinarily having the right to vote at elections of directors (regardless of any approval by the Continuity Directors); or

              (e) the Continuity Directors cease for any reason to constitute at least a majority of the Board.

       Notwithstanding anything in this Section 9.1 to the contrary, the transfer by a Significant Shareholder (as defined below) of shares of Common Stock or rights to acquire shares of Common Stock to the following persons or entities, without consideration in money or money's worth (such as by gift, bequest or devise), and the exercise or conversion of any such transferred rights to acquire shares, will not, in and of itself, be deemed to constitute a Change in Control for purposes of this
       Section 9: (i) transfers to any spouse, child, heir, legatee or successor of such Significant Shareholder; (ii) transfers to any trust created for the benefit of such Significant Shareholder or any such spouse, child, heir, legatee or successor, and amendments of or distributions from any such trust; or (iii) transfers to any other Significant Shareholder. For purpose of this Section 9.1(e), "SIGNIFICANT SHAREHOLDER" will mean Yale T. Dolginow and Brent D. Schlosser.

       9.2 CONTINUITY DIRECTORS. For purposes of this Section 9, "CONTINUITY DIRECTORS" of the Company will mean individuals who are members of the Board on the effective date of the Plan and any individual who subsequently becomes a member of the Board whose election, or nomination for election by the Company's shareholders, was approved by a vote of at least a majority of the Continuity Directors (either by specific vote or by approval of the Company's proxy statement in which such individual is named as a nominee for director without objection to such nomination).

       9.3 ADJUSTMENT OF OFFERING PERIOD. Without limiting the authority of the Committee under Sections 3, 4.3 and 13 of the Plan, if a Change in Control of the Company occurs, the Committee, in its sole discretion, may (a) accelerate the Offering Termination Date of the then current Offering Period and provide for the exercise of Options thereunder by Participants in accordance with
Section 7.3 of the Plan, or (b) accelerate the Offering Termination Date of the then current Offering Period and provide that all payroll deductions credited to the accounts of Participants will be paid to Participants as soon as practicable after such Offering Termination Date and that all Options for such Offering Period will automatically be canceled and will no longer be exercisable.

10.    DESIGNATION OF BENEFICIARY.

       A Participant may file with the Company's Human Resources Department a written designation of a beneficiary who is to receive shares of Common Stock and cash, if any, under the Plan in the event of such Participant's death prior to delivery of such shares or cash to such Participant. Such designation of beneficiary may be changed by the Participant at any time by written notice to the Company's Human Resources Department. In the event of the death of a Participant in the absence of a valid designation of a beneficiary who is living at the time of such Participant's death, (a) the Company will deliver such shares of Common Stock and cash to the executor or administrator of the estate of the Participant, or (b) if to the Company's knowledge no such executor or administrator has been appointed, the Company, in its sole discretion, may deliver such shares of Common Stock and cash to the spouse or to any one or more dependents or relatives of the Participant or, if no spouse, dependent or relative is known to the Company, to such other person as the Company may designate.

11.    RIGHTS OF ELIGIBLE EMPLOYEES AND PARTICIPANTS; TRANSFERABILITY.

       11.1 NO RIGHT TO EMPLOYMENT. Nothing in the Plan will interfere with or limit in any way the right of the Company or any Participating Subsidiary to terminate the employment of any Eligible Employee or Participant at any time, nor confer upon any Eligible Employee or Participant any right to continue in the employ of the Company or any Participating Subsidiary.

       11.2 RIGHTS AS A SHAREHOLDER. As a holder of an Option under the Plan, a Participant will have no rights as a shareholder unless and until such Option is exercised and the Participant becomes the holder of record of shares of Common Stock. Except as otherwise provided in the Plan, no adjustment will be made for dividends or distributions with respect to Options as to which there is a record date preceding the date the Participant becomes the holder of record of such shares, except as the Committee may determine in its sole discretion.

       11.3 RESTRICTIONS ON TRANSFER. Neither payroll deductions credited to a Participant's account nor any rights with regard to the exercise of an Option or to receive shares of Common Stock under the Plan may be assigned, transferred, pledged or otherwise disposed of in any way (other than by will, the laws of descent and distribution, or as provided in Section 10 of the Plan) by the Participant. Any such attempt at assignment, transfer, pledge or other disposition will be without effect, except that the Company may treat such act as an election to withdraw from the Plan in accordance with Section 8.1 of the Plan. During his or her lifetime, a Participant's Option to purchase shares of Common Stock under the Plan is exercisable only by such Participant.

12.    SECURITIES LAW AND OTHER RESTRICTIONS.

       Notwithstanding any other provision of the Plan or any agreements entered into pursuant to the Plan, the Company will not be required to issue any shares of Common Stock under the Plan, and a Participant may not sell, assign, transfer or otherwise dispose of shares of Common Stock issued pursuant to Options granted under the Plan, unless (a) there is in effect with respect to such shares a registration statement under the Securities Act and any applicable state or foreign securities laws or an exemption from such registration under the Securities Act and applicable state or foreign securities laws, and
(b) there has been obtained any other consent, approval or permit from any other regulatory body that the Committee, in its sole discretion, deems necessary or advisable. The Company may condition such issuance, sale or transfer upon the receipt of any representations or agreements from the parties involved, and the placement of any legends on certificates representing shares of Common Stock, as may be deemed necessary or advisable by the Company in order to comply with such securities law or other restrictions.

13.    AMENDMENT OR TERMINATION.

       The Board may suspend or terminate the Plan or any portion thereof at any time, and may amend the Plan from time to time in such respects as the Board may deem advisable in order that Options under the Plan will conform to any change in applicable laws or regulations or in any other respect the Board may deem to be in the best interests of the Company; provided, however, that no amendments to the Plan will be effective without approval of the shareholders of the Company if shareholder approval of the amendment is then required pursuant to
Section 423 of the Code or the rules of any stock exchange or Nasdaq or similar regulatory body. Upon termination of the Plan, the Committee, in its sole discretion, may take any of the actions described in Section 9.3 of the Plan.

14.    EFFECTIVE DATE OF PLAN.

       The Plan will be effective as of December 7, 1998, the date it was adopted by the Board. The Plan has been adopted by the Board subject to shareholder approval, and prior to shareholder approval shares of Common Stock may be issued under the Plan subject to such approval. The Plan will terminate at midnight on December 7, 2008 and may be terminated prior to such time by Board action, and no Option will be granted after such termination.

15.    MISCELLANEOUS.

       15.1 GOVERNING LAW. The validity, construction, interpretation, administration and effect of the Plan and any rules, regulations and actions relating to the Plan will be governed by and construed exclusively in accordance with the laws of the State of Minnesota, notwithstanding the conflicts of laws principles of any jurisdictions.

       15.2 SUCCESSORS AND ASSIGNS. The Plan will be binding upon and inure to the benefit of the successors and permitted assigns of the Company and the Participants.


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

                               PAPER WAREHOUSE, INC.
                         1998 EMPLOYEE STOCK PURCHASE PLAN
                                 PARTICIPATION FORM


______        Original Application
______        Change in Payroll Deduction Amount


1.     ___________________________________ hereby elects to participate in the
       1998 Paper Warehouse, Inc. Employee Stock Purchase Plan (the "Plan") and subscribes to purchase shares of the Company's Common Stock (the "Shares") in accordance with this Agreement and the Plan.

2.. I hereby authorize payroll deductions, beginning ____________, ____, from each paycheck in the amount of $_______________ (which amount may not exceed 15% of total compensation on each payday) in accordance with the Plan.

3. I understand that said payroll deductions shall be accumulated for the purchase of shares in accordance with the Plan, and that shares will be purchased for me automatically at the end of each six-month offering period under the Plan unless I withdraw my accumulated payroll deductions, withdraw from the Plan, or both, by giving written notice to the Company prior to the end of the offering period, as provided in the Plan.

4. Shares purchased for me under the Plan should be issued or held in an account in the name(s) of:


       _______________________________________________
              (name(s))

       _______________________________________________
              (address)

       _______________________________________________


       _______________________________________________
              (social security number)


5. I understand that if I dispose of any Shares received by me pursuant to the Plan within two years after the first day of the offering period during which I purchased such Shares, I may be treated for federal income tax purposes as having received ordinary income at the time of such disposition in an amount equal to the excess of the fair market value of the Shares at the time such Shares were delivered to me over the option price paid for the Shares. I HEREBY AGREE TO NOTIFY THE COMPANY IN WRITING WITHIN 30 DAYS AFTER THE DATE OF ANY SUCH DISPOSITION. However, if I dispose of such shares at any time after the expiration of the two-year holding period, I understand that I will be treated for federal income tax purposes as having received income only at the time of such disposition, and that such income will be taxed as ordinary income only to the extent of an amount equal to the lesser of (a) the excess of the fair market value of the Shares at the time of such disposition over the amount paid for the Shares under the


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

       option, or (b) the excess of the fair market value of the Shares over the option price, measured as if the option had been exercised on the first day of the offering period during which I purchased such shares. The remainder of the gain, if any, recognized on such disposition will be taxed at capital gains rates.

6.     I have read the current prospectus for the Plan.




Date:
       -----------------------------------       -------------------------------
                                                 Signature of Employee


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